                                                                   EXHIBIT 4.238

                                                                  EXECUTION COPY

                                   INDENTURE

                           DATED AS OF MARCH 15, 2004

                           THE DETROIT EDISON COMPANY
                               (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

                 J.P.MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                  (SUCCESSOR TO BANK ONE, NATIONAL ASSOCIATION)
                  611 Woodward Avenue, Detroit, Michigan 48226

                                   AS TRUSTEE

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2004 SERIES A,

                   (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2004 SERIES B

                                      AND

                         (C) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                                 PAGE
                                                                                 ----
PARTIES........................................................................    4
RECITALS.......................................................................    4
         Original Indenture and Supplementals..................................    4
         Issue of Bonds Under Indenture........................................    5
         Bonds Heretofore Issued...............................................    5
         Reason for Creation of New Series.....................................   15
         Bonds to be 2004 Series A and 2004 Series B...........................   16
         Further Assurance.....................................................   16
         Authorization of Supplemental Indenture...............................   16
         Consideration for Supplemental Indenture..............................   17
PART I. CREATION OF THREE HUNDRED THIRTY-SIXTH SERIES OF BONDS. GENERAL AND
REFUNDING MORTGAGE BONDS, 2004
SERIES A                                                                          17
         Sec. 1.   Terms of Bonds of 2004 Series A.............................   17
                   Release.....................................................   21
         Sec. 2.   Redemption of Bonds of 2004 Series A........................   21
         Sec. 3.   Redemption of Bonds of 2004 Series A in event of               22
acceleration of Notes..........................................................
         Sec. 4.   Form of Bonds of 2004 Series A..............................   23
                   Form of Trustee's Certificate...............................   29
PART II. CREATION OF THREE HUNDRED THIRTY-SEVENTH SERIES OF BONDS.
GENERAL AND REFUNDING MORTGAGE BONDS, 2004 SERIES B............................   29
         Sec. 1.   Terms of Bonds of 2004 Series B.............................   29
                   Release.....................................................   33
         Sec. 2. Redemption of Bonds of 2004 Series B..........................   33
         Sec. 3. Redemption of Bonds of 2004 Series B in event of                 34
acceleration of Notes..........................................................
         Sec. 4. Form of Bonds of 2004 Series B................................   35
                 Form of Trustee's Certificate.................................   42
PART III. RECORDING AND FILING DATA............................................   42
         Recording and Filing of Original Indenture............................   42
         Recording and Filing of Supplemental Indentures.......................   42
         Recording of Certificates of Provision for Payment....................   47
PART IV. THE TRUSTEE...........................................................   48
         Terms and Conditions of Acceptance of Trust by Trustee................   48
PART V. MISCELLANEOUS..........................................................   50
         Confirmation of Section 318(c) of Trust Indenture Act.................   50
         Execution in Counterparts.............................................   50
         Testimonium...........................................................   50
         Execution.............................................................   51
         Acknowledgment of Execution by Company................................   52
         Execution by Trustee..................................................   53

         Acknowledgment of Execution by Trustee................................   54
         Affidavit as to Consideration and Good Faith..........................   55

----------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.

                           SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of March, in the year 2004, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and J.P. Morgan Trust Company, National Association (successor to Bank One, National Association), a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward Avenue, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE         WHEREAS, the Company has heretofore executed and
AND SUPPLEMENTALS.         delivered its Mortgage and Deed of Trust (hereinafter
                           referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                           Indenture, indentures dated as of, respectively, June
                           1, 1925, August 1, 1927, February 1, 1931, June 1,
                           1931, October 1, 1932, September 25, 1935, September
                           1, 1936, November 1, 1936, February 1, 1940, December
                           1, 1940, September 1, 1947, March 1, 1950, November
                           15, 1951, January 15, 1953, May 1, 1953, March 15,
                           1954, May 15, 1955, August 15, 1957, June 1, 1959,
                           December 1, 1966, October 1, 1968, December 1, 1969,
                           July 1, 1970, December 15, 1970, June 15, 1971,
                           November 15, 1971, January 15, 1973, May 1, 1974,
                           October 1, 1974, January 15, 1975, November 1, 1975,
                           December 15, 1975, February 1, 1976, June 15, 1976,
                           July 15, 1976, February 15, 1977, March 1, 1977, June
                           15, 1977, July 1, 1977, October 1, 1977, June 1,
                           1978, October 15, 1978, March 15, 1979, July 1, 1979,
                           September 1, 1979, September 15, 1979, January 1,
                           1980, April 1, 1980, August 15, 1980, August 1, 1981,
                           November 1, 1981, June 30, 1982, August 15, 1982,
                           June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                           1985, October 15, 1985, April 1, 1986, August 15,
                           1986, November 30, 1986, January 31, 1987, April 1,
                           1987, August 15, 1987, November 30, 1987, June 15,
                           1989, July 15, 1989, December 1, 1989, February 15,
                           1990, November 1, 1990, April 1, 1991, May 1, 1991,
                           May 15,

                           1991, September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15,
                           1992, July 31, 1992, November 30, 1992, December 15,
                           1992, January 1, 1993, March 1, 1993, March 15, 1993,
                           April 1, 1993, April 26, 1993, May 31, 1993, June 30,
                           1993, June 30, 1993, September 15, 1993, March 1,
                           1994, June 15, 1994, August 15, 1994, December 1,
                           1994, August 1, 1995, August 1, 1999, August 15, 1999
                           and January 1, 2000, April 15, 2000, August 1, 2000,
                           March 15, 2001, May 1, 2001, August 15, 2001,
                           September 15, 2001, September 17, 2002, October 15, 2002, December 1, 2002 and August 1, 2003 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS             WHEREAS, the Indenture provides that said bonds shall
UNDER INDENTURE.           be issuable in one or more series, and makes
                           provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE           WHEREAS, bonds in the principal amount of Ten billion
ISSUED.                    five hundred fifty-five million six hundred
                           forty-seven thousand dollars ($10,555,647,000) have heretofore been issued under the indenture as follows, viz:

(1)            Bonds of            --  Principal Amount $26,016,000,
               Series A

(2)            Bonds of            --  Principal Amount $23,000,000,
               Series B

(3)            Bonds of            --  Principal Amount $20,000,000,
               Series C

(4)            Bonds of            --  Principal Amount $50,000,000,
               Series D

(5)            Bonds of            --  Principal Amount $15,000,000,
               Series E

(6)            Bonds of            --  Principal Amount $49,000,000,
               Series F

(7)            Bonds of            --  Principal Amount $35,000,000,
               Series G

(8)            Bonds of            --  Principal Amount $50,000,000,
               Series H

(9)            Bonds of            --  Principal Amount $60,000,000,
               Series I

(10)           Bonds of            --  Principal Amount $35,000,000,
               Series J

(11)           Bonds of            --  Principal Amount $40,000,000,
               Series K

(12)           Bonds of            --  Principal Amount $24,000,000,
               Series L

(13)           Bonds of            --  Principal Amount $40,000,000,
               Series M

(14)           Bonds of            --  Principal Amount $40,000,000,
               Series N

(15)           Bonds of            --  Principal Amount $60,000,000,
               Series O

(16)           Bonds of            --  Principal Amount $70,000,000,
               Series P

(17)           Bonds of            --  Principal Amount $40,000,000,
               Series Q

(18)           Bonds of            --  Principal Amount $50,000,000,
               Series W

(19)           Bonds of            --  Principal Amount $100,000,000,
               Series AA

(20)           Bonds of            --  Principal Amount $50,000,000,
               Series BB

(21)           Bonds of            --  Principal Amount $50,000,000,
               Series CC

(22)           Bonds of            --  Principal Amount 100,000,000,
               Series UU

(23-31)        Bonds of            --  Principal Amount $14,305,000,
               Series DDP
               Nos. 1-9

(32-45)        Bonds of            --  Principal Amount $45,600,000,
               Series FFR
               Nos. 1-14

(46-67)        Bonds of            --  Principal Amount $42,300,000,
               Series GGP
               Nos. 1-22

(68)           Bonds of            --  Principal Amount $50,000,000,
               Series HH

(69-90)        Bonds of            --  Principal Amount $3,750,000,
               Series IIP
               Nos. 1-22

(91-98)        Bonds of            --  Principal Amount $6,850,000,
               Series JJP
               Nos. 1-8

(99-107)       Bonds of            --  Principal Amount $34,890,000,
               Series KKP
               Nos. 1-9

(108-122)      Bonds of            --  Principal Amount $8,850,000,
               Series LLP
               Nos. 1-15

(123-143)      Bonds of            --  Principal Amount $47,950,000,
               Series NNP
               Nos. 1-21

(144-161)      Bonds of            --  Principal Amount $18,880,000,
               Series OOP
               Nos. 1-18

(162-180)      Bonds of            --  Principal Amount $13,650,000,
               Series QQP
               Nos. 1-19

(181-195)      Bonds of            --  Principal Amount $3,800,000,
               Series TTP
               Nos. 1-15

(196)          Bonds of 1980       --  Principal Amount $50,000,000,
               Series A

(197-221)      Bonds of 1980       --  Principal Amount $35,000,000,
               Series CP
               Nos. 1-25

(222-232)      Bonds of 1980       --  Principal Amount $10,750,000,
               Series DP
               Nos. 1-11

(233-248)      Bonds of 1981       --  Principal Amount 124,000,000,
               Series AP
               Nos. 1-16

(249)          Bonds of 1985       --  Principal Amount $35,000,000,
               Series A

(250)          Bonds of 1985       --  Principal Amount $50,000,000,
               Series B

(251)          Bonds of            --  Principal Amount $70,000,000,
               Series PP

(252)          Bonds of            --  Principal Amount $70,000,000,
               Series RR

(253)          Bonds of            --  Principal Amount $50,000,000,
               Series EE

(254-255)      Bonds of            --  Principal Amount $ 5,430,000,
               Series MMP and

               MMP No. 2

(256)          Bonds of            --  Principal Amount $75,000,000,
               Series T

(257)          Bonds of            --  Principal Amount $75,000,000,
               Series U

(258)          Bonds of 1986       --  Principal Amount 100,000,000,
               Series B

(259)          Bonds of 1987       --  Principal Amount 250,000,000,
               Series D

(260)          Bonds of 1987       --  Principal Amount 150,000,000,
               Series E

(261)          Bonds of 1987       --  Principal Amount 225,000,000,
               Series C

(262)          Bonds of            --  Principal Amount 100,000,000,
               Series V

(263)          Bonds of            --  Principal Amount 150,000,000,
               Series SS

(264)          Bonds of 1980       --  Principal Amount 100,000,000,
               Series B

(265)          Bonds of 1986       --  Principal Amount 200,000,000,
               Series C

(266)          Bonds of 1986       --  Principal Amount 200,000,000,
               Series A

(267)          Bonds of 1987       --  Principal Amount 175,000,000,
               Series B

(268)          Bonds of            --  Principal Amount 100,000,000,
               Series X

(269)          Bonds of 1987       --  Principal Amount 200,000,000,
               Series F

(270)          Bonds of 1987       --  Principal Amount 300,000,000,
               Series A

(271)          Bonds of            --  Principal Amount $60,000,000,
               Series Y

(272)          Bonds of            --  Principal Amount 100,000,000,
               Series Z

(273)          Bonds of 1989       --  Principal Amount 300,000,000,
               Series A

(274)          Bonds of 1984       --  Principal Amount $2,400,000,
               Series AP

(275)          Bonds of 1984       --  Principal Amount $7,750,000,
               Series BP

(276)          Bonds of            --  Principal Amount 100,000,000,
               Series R

(277)          Bonds of            --  Principal Amount 150,000,000,
               Series S

(278)          Bonds of 1993       --  Principal Amount 100,000,000,
               Series D

(279)          Bonds of 1992       --  Principal Amount $50,000,000,
               Series E

(280)          Bonds of 1993       --  Principal Amount $50,000,000,
               Series B

(281)          Bonds of 1989       --  Principal Amount $66,565,000,
               Series BP

(282)          Bonds of 1990       --  Principal Amount $194,649,000
               Series A

(283)          Bonds of 1993       --  Principal Amount $225,000,000
               Series G

(284)          Bonds of 1993       --  Principal Amount $160,000,000
               Series K

(285)          Bonds of 1991       --  Principal Amount $41,480,000
               Series EP

(286)            Bonds of 1993          --  Principal Amount $50,000,000
                 Series H

(287)            Bonds of 1999          --  Principal Amount $40,000,000
                 Series D

(288)            Bonds of 1991          --  Principal Amount $98,375,000
                 Series FP

(289)            Bonds of 1992          --  Principal Amount $20,975,000
                 Series BP

(290)            Bonds of 1992          --  Principal Amount $300,000,000
                 Series D

(291)            Bonds of 1992          --  Principal Amount $35,000,000
                 Series CP

(292)            Bonds of 1993          --  Principal Amount $225,000,000
                 Series C

(293)            Bonds of 1993          --  Principal Amount $400,000,000
                 Series E

(294)            Bonds of 1993          --  Principal Amount $300,000,000
                 Series J

                           all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                           (295-300) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which one hundred seventy-three million two hundred ninety thousand dollars ($173,290,000) principal amount have heretofore been retired and Six million three hundred thousand dollars ($6,300,000) principal amount are outstanding at the date hereof;

                           (301) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred thirty-three million two hundred twenty-four thousand dollars ($133,224,000) principal amount havetofore been retired and One hundred twenty-three million seven hundred eight thousand dollars ($123,708,000) principal amount are outstanding at the date hereof;

                           (302) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-seven million eight hundred sixty-six thousand dollars ($47,866,000) principal amount have heretofore been retired and Thirty-seven million six hundred nine thousand dollars ($37,609,000) principal amount are outstanding at the date hereof;

                           (303) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                           (304) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                           (305) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                           (306) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                           (307) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                           (308) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                           (309) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                           (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                           (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                           (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                           (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                           (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                           (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                           (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                           (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                           (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                           (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                           (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                           (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred forty-three million eight hundred ninety-five thousand dollars ($143,895,000) principal amount have heretofore been retired and seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

                           (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                           (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                           (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof;

                           (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000) all of which are outstanding at the date hereof;

                           (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

                           (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

                           (328) Bonds of 2002 Series A in the principal amount of Two hundred twenty-fifty million dollars ($225,000,000) all of which are outstanding at the date hereof;

                           (329) Bonds of 2002 Series B in the principal amount of Two hundred twenty-fifty million dollars ($225,000,000) all of which are outstanding at the date hereof;

                           (330) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000) all of which are outstanding at the date hereof;

                           (331) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000) all of which are outstanding at the date hereof; and

                           (332) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000) all of which are outstanding at the date hereof; and

                           accordingly, the Company has issued and has presently outstanding Two billion six hundred sixty-two million one hundred fifty-seven thousand dollars ($2,662,157,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR                 WHEREAS, the Company intends to issue two series of
CREATION OF                Notes under the Note Indenture herein referred to,
NEW SERIES.                and, pursuant to the Note Indenture, in order to
                           secure its obligations to MBIA Insurance Corporation, an insurance company incorporated under the laws of the State of New York ("MBIA"), under the Reimbursement and Indemnity Agreement dated as of April l, 2004 (the "2004 A Insurance Agreement" with respect to the 2004A Bonds and the "2004B Insurance
                           Agreement" with respect to the 2004B Bonds) between the Company and MBIA relating to the financial guaranty insurance policies issued by MBIA with respect to the (i) Michigan Strategic Fund Limited
                           Obligation Refunding Revenue Bonds (The Detroit
                           Edison Company Exempt Facilities Project), Series
                           2004A (AMT) (the "2004A

                           Bonds") and (ii) Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2004B (NON-AMT) (the "2004B Bonds), each of the 2004A Bonds and 2004B Bonds being issued under the Trust Indenture dated as of April 1, 2004 (the "2004A Bond Indenture" with respect to the 2004A Bonds and "2004B Bond Indenture" with respect to the 2004B Bonds) between Michigan Strategic Fund and J.P. Morgan Trust Company, National Association, as trustee, and the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE                WHEREAS, for such purpose the Company desires by this
2004 SERIES A              Supplemental Indenture to create two new series of
AND 2004 SERIES            bonds, to be designated "General and Refunding
B.                         Mortgage Bonds, 2004 Series A" in the aggregate
                           principal amount of thirty-six million dollars
                           ($36,000,000) and "General and Refunding Mortgage
                           Bonds, 2004 Series B" in the aggregate principal amount of thirty-one million nine hundred eighty thousand dollars, each to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER                    WHEREAS, the Original Indenture, by its terms,
ASSURANCE.                 includes in the property subject to the lien thereof
                           all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                           (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION              WHEREAS, the Company in the exercise of the powers
OF                         and authority conferred upon and reserved to it under

SUPPLEMENTAL               and by virtue of the provisions of the Indenture, and
INDENTURE.                 pursuant to resolutions of its Board of Directors has
                           duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION              NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
FOR                        Detroit Edison Company, in consideration of the
SUPPLEMENTAL               premises and of the covenants contained in the
INDENTURE.                 Indenture and of the sum of One Dollar ($1.00) and
                           other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
                     CREATION OF THREE HUNDRED THIRTY-SIXTH
                            SERIES OF BONDS, GENERAL
                          AND REFUNDING MORTGAGE BONDS,
                               2004 SERIES A BONDS

TERMS OF                        SECTION 1. The Company hereby creates the three
BONDS OF                   hundred thirty-sixth series of bonds to be issued
2004 SERIES A.             under and secured by the Original Indenture as
                           amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2004
                           Series A" (elsewhere herein referred to as the "bonds of 2004 Series A"). The aggregate principal amount of bonds of 2004 Series A shall be limited to thirty-six million dollars ($36,000,000), except as provided in Sections 7 and 13 of Article II of the Original
                           Indenture with respect to exchanges and replacements of bonds.

                                Subject to the release provisions set forth
                           below, each bond of 2004 Series A is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the
                           Note Indenture Trustee and the Company, to secure payment of the Company's 4.875% Senior Notes due 2029 (for purposes of this Part I, the "Notes").

                                The bonds of 2004 Series A shall be issued as
                           registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2004 Series A shall be issued in the aggregate principal amount of $36,000,000, shall mature on June 1, 2029 (subject to earlier redemption or release) and shall bear interest at the rate of 4.875% per annum, payable semiannually in arrears on June 1 and December 1 of each year (commencing December 1, 2004), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                The bonds of 2004 Series A shall be payable as
                           to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2004 Series A shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                Except as provided herein, each bond of 2004
                           Series A shall be dated the date of its
                           authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 2004 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to December 1, 2004, in which case interest shall be payable from April 1, 2004.

                                The bonds of 2004 Series A in definitive form
                           shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2004 Series A). Until bonds of 2004 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2004 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2004 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2004 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                Interest on any bond of 2004 Series A that is
                           payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2004 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2004 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2004 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2004 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                Bonds of 2004 Series A shall not be assignable
                           or transferable except as may be set forth under
                           Section 405 of the Note Indenture or in the supplemental note indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2004 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2004 Series A upon the terms and conditions specified herein and in
                           Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2004 Series A during any period of ten days next preceding any redemption date for such bonds.

                                Bonds of 2004 Series A, in definitive and
                           temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                Upon payment of the principal or premium, if
                           any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2004 Series A in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                In the event the Company desires to provide for
                           the payment of bonds of 2004 Series A, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of 2004A Bonds or take such action as shall be required by Section 204 of the 2004A Bond Indenture to defease an equal principal amount of the 2004A Bonds. Pursuant to
                           Section 2.03(c) of the Note Indenture, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2004 Series A and cancellation thereof.

                                Any amount payable by the Company in respect of
                           principal of bonds of 2004 Series A, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2004A Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2004A Bonds in accordance with the 2004A Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE.                        From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2004 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2004 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2004 Series A to be less than the then outstanding principal amount of the Notes.

REDEMPTION                      SECTION 2. Bonds of 2004 Series A shall be
OF                         redeemed on the respective dates and in the
BONDS OF 2004              respective principal amounts which correspond to the
SERIES A.                  redemption dates for, and the principal amounts to be
                           redeemed of, the Notes.

                                In the event the Company elects to redeem any
                           Notes prior to maturity in accordance with the provisions of the Note Indenture and the 2004A Insurance Agreement, the Company shall on the same date redeem bonds of 2004 Series A in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee and MBIA notice of any such redemption of bonds of 2004 Series A on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION                      SECTION 3. In the event of an Event of Default
OF                         under the Note Indenture and the acceleration of all
BONDS OF 2004              Notes, the bonds of 2004 Series A shall be redeemable
SERIES A IN                in whole upon receipt by the Trustee of a written
EVENT OF                   demand (hereinafter called a "Redemption Demand")
ACCELERATION               from the Note Indenture Trustee stating that there
OF                         has occurred under the Note Indenture both an Event
NOTES OR IN                of Default and a declaration of acceleration of
EVENT OF                   payment of principal, accrued interest and premium,
REDEMPTION                 if any, on the Notes, specifying the last date to
OF NOTES UPON              which interest on the Notes has been paid (such date
ACCELERATION               being hereinafter referred to as the "Initial
OF 2004A                   Interest Accrual Date") and demanding redemption of
BONDS.                     the bonds of said series. In addition, in the event
                           of a required redemption of the Notes upon demand of MBIA prior to the Release Date upon a declaration of acceleration of the payment of the 2004A Bonds, the bonds of 2004 Series A shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2004 Series A. The
                           Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                           provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption
                           Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand
                           Redemption Notice")
                           to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption
                           Date.

                                Each bond of 2004 Series A shall be redeemed by
                           the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                Anything herein contained to the contrary
                           notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM                            SECTION 4. The bonds of 2004 Series A and the
OF BONDS OF                form of Trustee's Certificate to be endorsed on such
2004 SERIES A.             bonds shall be substantially in the following forms,
                           respectively:

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2004 SERIES A

                                Notwithstanding any provisions hereof or in the
                           Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of April 1, 2004, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                $36,000,000                         No. R-1

                                THE DETROIT EDISON COMPANY (hereinafter called
                           the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Thirty-six Million Dollars ($36,000,000) in lawful money of the United States of America on June 1, 2029 (subject to earlier redemption or release) and interest thereon at the rate of 4.875 % per annum, in like lawful money, from April 1, 2004, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on June 1 and December 1 of each year (commencing December 1, 2004), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                                Under a Collateral Trust Indenture, dated as of
                           June 30, 1993, as amended and as further supplemented as of April 1, 2004 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 4.875% Senior Notes due 2029 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                The Notes were issued to MBIA Insurance
                           Corporation, an insurance company incorporated under New York law ("MBIA"), to secure the Company's obligations to MBIA under that certain Reimbursement and Indemnity Agreement dated April 1, 2004 (the "Insurance Agreement") between the Company and MBIA relating to Financial Guaranty Insurance Policy No. XX issued by MBIA with respect to the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2004A (the "2004A Bonds") which are issued under the Trust Indenture dated as of April 1, 2004 (the "2004A Bond Indenture") between Michigan Strategic Fund and J.P. Morgan Trust Company, National Association, as trustee.

                                This bond is one of an authorized issue of bonds
                           of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2004 Series A, limited to an aggregate principal amount of $36,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J. P. Morgan Trust Company, National Association, as successor in interest to Bank One, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of March 15,
                           2004) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of March 15, 2004, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                This bond is redeemable prior to the Release
                           Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the event of a required redemption of the Notes following a declaration of acceleration of the 2004A Bonds and payment by MBIA of the accelerated principal of the 2004A Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price thereof was not paid when due and demanding redemption of this bond.

                                Under the Indenture, funds may be deposited with
                           the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2004 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2004 Series A, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2004A

                           Bonds or take such action as shall be required by the 2004A Bond Indenture to defease an equal principal amount of 2004A Bonds.

                                In case an event of default, as defined in the
                           Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                Any amount payable by the Company in respect of
                           principal of bonds of 2004 Series A, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2004A Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2004A Bonds in accordance with the 2004A Bond Indenture.

                                Upon payment of the principal of, or premium, if
                           any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2004 Series A in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                This bond is not assignable or transferable
                           except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2004 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2004 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2004 Series A to be less than the then outstanding principal amount of the Notes.

                                No recourse shall be had for the payment of the
                           principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                This bond shall not be valid or become
                           obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                           has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                           Dated: April __, 2004

                                         THE DETROIT EDISON COMPANY

                                         By:_AUTHORIZED OFFICER

                           [SEAL]

                           Attest:  AUTHORIZED OFFICER

                                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                         This bond is one of the bonds, of the series
TRUSTEE'S                  designated therein, described in the within-mentioned
CERTIFICATE.               Indenture.

                           J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION as Trustee

                           By __________________________
                                  Authorized Officer

                                    PART II.
                    CREATION OF THREE HUNDRED THIRTY-SEVENTH
                     SERIES OF BONDS, GENERAL AND REFUNDING
                         MORTGAGE BONDS, 2004 SERIES B

TERMS OF                        SECTION 1. The Company hereby creates the three
BONDS OF                   hundred thirty-seventh series of bonds to be issued
2004 SERIES B.             under and secured by the Original Indenture as
                           amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2004
                           Series B" (elsewhere herein referred
                           to as the "bonds of 2004 Series B"). The aggregate principal amount of bonds of 2004 Series B shall be limited to thirty-one million nine hundred eighty thousand dollars ($31,980,000), except as provided in Sections 7 and 13 of Article II of the Original
                           Indenture with respect to exchanges and replacements of bonds.

                                Subject to the release provisions set forth
                           below, each bond of 2004 Series B is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the
                           Note Indenture Trustee and the Company, to secure payment of the Company's 4.65% Senior Notes due 2028 (for purposes of this Part II, the "Notes").

                                The bonds of 2004 Series B shall be issued as
                           registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2004 Series B shall be issued in the aggregate principal amount of $31,980,000, shall mature on October 1, 2028 (subject to earlier redemption or release) and shall bear interest at the rate of 4.65% per annum, payable semiannually in arrears on April 1 and October 1 of each year (commencing October 1, 2004), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                The bonds of 2004 Series B shall be payable as
                           to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2004 Series B shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                Except as provided herein, each bond of 2004
                           Series B shall be dated the date of its
                           authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2004 Series B, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to October 1, 2004, in which case interest shall be payable from April 1, 2004.

                                The bonds of 2004 Series B in definitive form
                           shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2004 Series B). Until bonds of 2004 Series B in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2004 Series B in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2004 Series B, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2004 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                Interest on any bond of 2004 Series B that is
                           payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2004 Series B, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2004

                           Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2004 Series B issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2004 Series B not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                Bonds of 2004 Series B shall not be assignable
                           or transferable except as may be set forth under
                           Section 405 of the Note Indenture or in the supplemental note indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2004 Series B shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2004 Series B upon the terms and conditions specified herein and in
                           Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2004 Series B during any period of ten days next preceding any redemption date for such bonds.

                                Bonds of 2004 Series B, in definitive and
                           temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                Upon payment of the principal or premium, if
                           any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2004 Series B in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                In the event the Company desires to provide for
                           the payment of bonds of 2004 Series B, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of 2004B Bonds or take such action as shall be required by Section 204 of the 2004B Bond Indenture to defease an equal principal amount of the 2004B Bonds. Pursuant to Section 2.03(c) of the Note Indenture, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2004 Series B and cancellation thereof.

                                Any amount payable by the Company in respect of
                           principal of bonds of 2004 Series B, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2004B Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2004B Bonds in accordance with the 2004B Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE.                        From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2004 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2004 Series B shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2004 Series B to be less than the then outstanding principal amount of the Notes.

REDEMPTION                      SECTION 2. Bonds of 2004 Series B shall be
OF redeemed on the respective dates and in the respective

BONDS OF                   principal amounts which correspond to the redemption
2004 SERIES B.             dates for, and the principal amounts to be redeemed
                           of, the Notes.

                                In the event the Company elects to redeem any
                           Notes prior to maturity in accordance with the provisions of the Note Indenture and the 2004B Insurance Agreement, the Company shall on the same date redeem bonds of 2004 Series B in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee and MBIA notice of any such redemption of bonds of 2004 Series B on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION                      SECTION 3. In the event of an Event of Default
OF                         under the Note Indenture and the acceleration of all
BONDS OF 2004              Notes, the bonds of 2004 Series B shall be redeemable
SERIES B IN                in whole upon receipt by the Trustee of a written
EVENT OF                   demand (hereinafter called a "Redemption Demand")
ACCELERATION               from the Note Indenture Trustee stating that there
OF                         has occurred under the Note Indenture both an Event
NOTES OR IN                of Default and a declaration of acceleration of
EVENT OF                   payment of principal, accrued interest and premium,
REDEMPTION                 if any, on the Notes, specifying the last date to
OF NOTES UPON              which interest on the Notes has been paid (such date
ACCELERATION               being hereinafter referred to as the "Initial
OF 2004B                   Interest Accrual Date") and demanding redemption of
BONDS.                     the bonds of said series. In addition, in the event
                           of a required redemption of the Notes upon demand of MBIA prior to the Release Date upon a declaration of acceleration of the payment of the 2004B Bonds, the bonds of 2004 Series B shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2004 Series B. The
                           Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                           provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption
                           Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand
                           Redemption Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                                Each bond of 2004 Series B shall be redeemed by
                           the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                Anything herein contained to the contrary
                           notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM                            SECTION 4. The bonds of 2004 Series B and the
OF BONDS OF                form of Trustee's Certificate to be endorsed on such
2004 SERIES B.             bonds shall be substantially in the following forms,
                           respectively:

                                        THE DETROIT EDISON COMPANY
                                   GENERAL AND REFUNDING MORTGAGE BOND
                                              2004 SERIES B

                                Notwithstanding any provisions hereof or in the
                           Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of April 1, 2004, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                $31,980,000                         No. R-1

                                THE DETROIT EDISON COMPANY (hereinafter called
                           the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Thirty-one Million Nine Hundred Eighty Thousand Dollars ($31,980,000) in lawful money of the United States of America on October 1, 2028 (subject to earlier redemption or release) and interest thereon at the rate of 4.65% per annum, in like lawful money, from April 1, 2004, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 1 and October 1 of each year (commencing October 1, 2004), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                                Under a Collateral Trust Indenture, dated as of
                           June 30, 1993, as amended and as further supplemented as of April 1, 2004 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its

                           4.65% Senior Notes due 2028 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                The Notes were issued to MBIA Insurance
                           Corporation, an insurance company incorporated under New York law ("MBIA"), to secure the Company's obligations to MBIA under that certain Reimbursement and Indemnity Agreement dated April 1, 2004 (the "Insurance Agreement") between the Company and MBIA relating to Financial Guaranty Insurance Policy No. XX issued by MBIA with respect to the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2004B (the "2004B Bonds") which are issued under the Trust Indenture dated as of April 1, 2004 (the "2004B Bond Indenture") between Michigan Strategic Fund and J. P. Morgan Trust Company, National Association, as trustee

                                This bond is one of an authorized issue of bonds
                           of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2004 Series B, limited to an aggregate principal amount of $31,980,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of March 15, 2004) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of March 15, 2004, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                This bond is redeemable prior to the Release
                           Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the event of a required redemption of the Notes following a declaration of acceleration of the 2004B Bonds and payment by MBIA of the accelerated principal of the 2004B Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price thereof was not paid when due and demanding redemption of this bond.

                                Under the Indenture, funds may be deposited with
                           the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2004 Series B (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2004 Series B, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2004B Bonds or take such action as shall be required by the 2004B Bond Indenture to defease an equal principal amount of 2004B Bonds.

                                In case an event of default, as defined in the
                           Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                Any amount payable by the Company in respect of
                           principal of bonds of 2004 Series B, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2004B Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2004B Bonds in accordance with the 2004B Bond Indenture.

                                Upon payment of the principal of, or premium, if
                           any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2004 Series B in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                This bond is not assignable or transferable
                           except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2004 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2004 Series B shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2004 Series B to be less than the then outstanding principal amount of the Notes.

                                No recourse shall be had for the payment of the
                           principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                This bond shall not be valid or become
                           obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                           has caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                           Dated: April __, 2004

                                         THE DETROIT EDISON COMPANY

                                         By:  AUTHORIZED OFFICER

                           [SEAL]

                           Attest:  AUTHORIZED OFFICER

                                [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                         This bond is one of the bonds, of the series
TRUSTEE'S                  designated therein, described in the within-mentioned
CERTIFICATE.               Indenture.

                           J.P. Morgan Trust Company, as Trustee

                           By _____________________________

                                  Authorized Officer

                                    PART III.

                            RECORDING AND FILING DATA

RECORDING AND                   The Original Indenture and indentures
FILING OF                  supplemental thereto have been recorded and/or filed
ORIGINAL                   and Certificates of Provision for Payment have been
INDENTURE.                 recorded as hereinafter set forth.

                                The Original Indenture has been recorded as a
                           real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                   Pursuant to the terms and provisions of the
FILING OF                  Original Indenture, indentures supplemental thereto
SUPPLEMENTAL               heretofore entered into have been Recorded as a real
INDENTURES.                estate mortgage and/or filed as a chattel mortgage or
                           as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate
                           Commerce Commission, as set forth in supplemental indentures as follows:

                                                                             RECORDED
                                                                              AND/OR
                                                                       FILED AS SET FORTH IN
            SUPPLEMENTAL                       PURPOSE OF                  SUPPLEMENTAL
              INDENTURE                       SUPPLEMENTAL                   INDENTURE
             DATED AS OF                        INDENTURE                  DATED AS OF:
            ------------                 ----------------------        ---------------------
June 1, 1925(a)(b)..................     Series B Bonds                February 1, 1940
August 1, 1927(a)(b)................     Series C Bonds                February 1, 1940
February 1, 1931(a)(b)..............     Series D Bonds                February 1, 1940
June 1, 1931(a)(b)..................     Subject Properties            February 1, 1940
October 1, 1932(a)(b)...............     Series E Bonds                February 1, 1940
September 25, 1935(a)(b)............     Series F Bonds                February 1, 1940
September 1, 1936(a)(b).............     Series G Bonds                February 1, 1940
November 1, 1936(a)(b)..............     Subject Properties            February 1, 1940
February 1, 1940(a)(b)..............     Subject Properties            September 1, 1947
December 1, 1940(a)(b)..............     Series H Bonds and            September 1, 1947
                                         Additional Provisions
September 1, 1947(a)(b)(c)..........     Series I Bonds, Subject       November 15, 1951
                                         Properties and
                                         Additional Provisions
March 1, 1950(a)(b)(c)..............     Series J Bonds and            November 15, 1951
                                         Additional Provisions
November 15, 1951(a)(b)(c)..........     Series K Bonds Additional     January 15, 1953
                                         Provisions and Subject
                                         Properties
January 15, 1953(a)(b)..............     Series L Bonds                May 1, 1953
May 1, 1953(a)......................     Series M Bonds and Subject    March 15, 1954
                                         Properties
March 15, 1954(a)(c)................     Series N Bonds and Subject    May 15, 1955
                                         Properties
May 15, 1955(a)(c)..................     Series O Bonds and Subject    August 15, 1957
                                         Properties
August 15, 1957(a)(c)...............     Series P Bonds Additional     June 1, 1959
                                         Provisions and Subject
                                         Properties
June 1, 1959(a)(c)..................     Series Q Bonds and Subject    December 1, 1966
                                         Properties
December 1, 1966(a)(c)..............     Series R Bonds Additional     October 1, 1968
                                         Provisions

                                         and Subject Properties

October 1, 1968(a)(c)...............     Series S Bonds and Subject    December 1, 1969
                                         Properties
December 1, 1969(a)(c)..............     Series T Bonds and Subject    July 1, 1970
                                         Properties
July 1, 1970(c).....................     Series U Bonds and Subject    December 15, 1970
                                         Properties
December 15, 1970(c)................     Series V and Series W Bonds   June 15, 1971
June 15, 1971(c)....................     Series X Bonds and Subject    November 15, 1971
                                         Properties
November 15, 1971(c)................     Series Y Bonds and Subject    January 15, 1973
                                         Properties
January 15, 1973(c).................     Series Z Bonds and Subject    May 1, 1974
                                         Properties
May 1, 1974.........................     Series AA Bonds and Subject   October 1, 1974
                                         Properties
October 1, 1974.....................     Series BB Bonds and Subject   January 15, 1975
                                         Properties
January 15, 1975....................     Series CC Bonds and Subject   November 1, 1975
                                         Properties
November 1, 1975....................     Series DDP Nos. 1-9 Bonds     December 15, 1975
                                         and Subject Properties
December 15, 1975...................     Series EE Bonds and Subject   February 1, 1976
                                         Properties
February 1, 1976....................     Series FFR Nos. 1-13 Bonds    June 15, 1976
June 15, 1976.......................     Series GGP Nos. 1-7 Bonds     July 15, 1976
                                         and Subject Properties
July 15, 1976.......................     Series HH Bonds and Subject   February 15, 1977
                                         Properties
February 15, 1977...................     Series MMP Bonds and          March 1, 1977
                                         Subject Properties
March 1, 1977.......................     Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                         Series JJP Nos. 1-7 Bonds,
                                         Series KKP Nos. 1-7 Bonds
                                         and Series LLP Nos. 1-7
                                         Bonds
June 15, 1977.......................     Series FFR No. 14 Bonds and   July 1, 1977
                                         Subject

                                         Properties

July 1, 1977........................     Series NNP Nos. 1-7 Bonds     October 1, 1977
                                         and Subject Properties
October 1, 1977.....................     Series GGP Nos. 8-22 Bonds    June 1, 1978
                                         and Series OOP Nos. 1-17
                                         Bonds and Subject Properties
June 1, 1978........................     Series PP Bonds, Series QQP   October 15, 1978
                                         Nos. 1-9 Bonds and Subject
                                         Properties
October 15, 1978....................     Series RR Bonds and Subject   March 15, 1979
                                         Properties
March 15, 1979......................     Series SS Bonds and Subject   July 1, 1979
                                         Properties
July 1, 1979........................     Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                         Series NNP Nos. 8-21 Bonds
                                         and Series TTP Nos. 1-15
                                         Bonds and Subject Properties
September 1, 1979...................     Series JJP No. 8 Bonds,       September 15, 1979
                                         Series KKP No. 8 Bonds,
                                         Series LLP Nos. 8-15 Bonds,
                                         Series MMP No. 2 Bonds and
                                         Series OOP No. 18 Bonds and
                                         Subject Properties
September 15, 1979..................     Series UU Bonds               January 1, 1980
January 1, 1980.....................     1980 Series A Bonds and       April 1, 1980
                                         Subject Properties
April 1, 1980.......................     1980 Series B Bonds           August 15, 1980
August 15, 1980.....................     Series QQP Nos. 10-19         August 1, 1981
                                         Bonds, 1980 Series CP Nos.
                                         1-12 Bonds and 1980 Series
                                         DP No. 1-11 Bonds and
                                         Subject Properties
August 1, 1981......................     1980 Series CP Nos. 13-25     November 1, 1981
                                         Bonds and Subject Properties

November 1, 1981....................     1981 Series AP Nos. 1-12      June 30, 1982
                                         Bonds
June 30, 1982.......................     Article XIV Reconfirmation    August 15, 1982
August 15, 1982.....................     1981 Series AP Nos. 13-14     June 1, 1983
                                         and Subject Properties
June 1, 1983........................     1981 Series AP Nos. 15-16     October 1, 1984
                                         and Subject Properties
October 1, 1984.....................     1984 Series AP and 1984       May 1, 1985
                                         Series BP Bonds and Subject
                                         Properties
May 1, 1985.........................     1985 Series A Bonds           May 15, 1985
May 15, 1985........................     1985 Series B Bonds and       October 15, 1985
                                         Subject Properties
October 15, 1985....................     Series KKP No. 9 Bonds and    April 1, 1986
                                         Subject Properties
April 1, 1986.......................     1986 Series A and Subject     August 15, 1986
                                         Properties
August 15, 1986.....................     1986 Series B and Subject     November 30, 1986
                                         Properties
November 30, 1986...................     1986 Series C                 January 31, 1987
January 31, 1987....................     1987 Series A                 April 1, 1987
April 1, 1987.......................     1987 Series B and 1987        August 15, 1987
                                         Series C
August 15, 1987.....................     1987 Series D and 1987        November 30, 1987
                                         Series E and Subject
                                         Properties
November 30, 1987...................     1987 Series F                 June 15, 1989
June 15, 1989.......................     1989 Series A                 July 15, 1989
July 15, 1989.......................     Series KKP No. 10             December 1, 1989
December 1, 1989....................     Series KKP No. 11 and 1989    February 15, 1990
                                         Series BP
February 15, 1990...................     1990 Series A, 1990 Series    November 1, 1990
                                         B, 1990 Series C, 1990
                                         Series D, 1990 Series E and
                                         1990 Series F
November 1, 1990....................     Series KKP No. 12             April 1, 1991
April 1, 1991.......................     1991 Series AP                May 1, 1991
May 1, 1991.........................     1991 Series BP and 1991       May 15, 1991
                                         Series CP

May 15, 1991........................     1991 Series DP                September 1, 1991
September 1, 1991...................     1991 Series EP                November 1, 1991
November 1, 1991....................     1991 Series FP                January 15, 1992
January 15, 1992....................     1992 Series BP                February 29, 1992 and
                                                                       April 15, 1992
February 29, 1992...................     1992 Series AP                April 15, 1992
April 15, 1992......................     Series KKP No. 13             July 15, 1992
July 15, 1992.......................     1992 Series CP                November 30, 1992
July 31, 1992.......................     1992 Series D                 November 30, 1992
November 30, 1992...................     1992 Series E and 1993        March 15, 1993
                                         Series D
December 15, 1992...................     Series KKP No. 14 and 1989    March 15, 1992
                                         Series BP No. 2
January 1, 1993.....................     1993 Series C                 April 1, 1993
March 1, 1993.......................     1993 Series E                 June 30, 1993
March 15, 1993......................     1993 Series D                 September 15, 1993
April 1, 1993.......................     1993 Series FP and 1993       September 15, 1993
                                         Series IP
April 26, 1993......................     1993 Series G and Amendment   September 15, 1993
                                         of Article II, Section 5
May 31, 1993........................     1993 Series J                 September 15, 1993
September 15, 1993..................     1993 Series K                 March 1, 1994
March 1, 1994.......................     1994 Series AP                June 15, 1994
June 15, 1994.............               1994 Series BP                December 1, 1994
August 15, 1994.....................     1994 Series C                 December 1, 1994
December 1, 1994....................     Series KKP No. 15 and 1994    August 1, 1995
                                         Series DP
August 1, 1995......................     1995 Series AP and 1995       August 1, 1999
                                         Series DP

                  (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

                  (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

                  (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING                  All the bonds of Series A which were issued under the
OF                         Original Indenture dated as of October 1, 1924, and
CERTIFICATES               of Series B, C, D, E, F, G, H, I, J, K,L, M, N, O, P,
OF                         Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
PROVISION                  1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8,
FOR PAYMENT.               KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos.
                           1-18, QQP Nos. 1-17, TTP

                           Nos. 1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A, 1990 Series A, 1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932, September 25, 1935,
                           September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15, 1953, May 1,
                           1953, March 15, 1954, May 15, 1955, August 15, 1957,
                           December 15, 1970, November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
                           November 1, 1975, February 1, 1976, June 15, 1976,
                           July 15, 1976, October 1, 1977, March 1, 1977, July
                           1, 1979, March 1, 1977, March 1, 1977, March 1, 1977,
                           September 1, 1979, July 1, 1977, July 1, 1979,
                           September 15, 1979, October 1, 1977, June 1, 1978,
                           October 1, 1977, July 1, 1979, January 1, 1980,
                           August 15, 1980, November 1, 1981, October 1, 1984 May 1, 1985, May 15, 1985, January 31, 1987, June 1,
                           1978, October 15, 1978, December 15, 1975, February 15, 1977, September 1, 1979, June 15, 1989, February
                           15, 1990, March 15, 1993, April 26, 1992 and
                           September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                 PART IV.

                                               THE TRUSTEE.

TERMS AND
CONDITIONS OF
ACCEPTANCE OF
TRUST BY
TRUSTEE.

                                        The Trustee hereby accepts the trust
                                    hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                        The Trustee shall not be responsible in
                                    any manner whatsoever for and in
                                    respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                  PART V.

                                              MISCELLANEOUS.

CONFIRMATION OF                 Except to the extent specifically provided
SECTION 318 (c) OF         therein, no provision of this supplemental indenture
TRUST INDENTURE            or any future supplemental indenture is intended to
ACT.                       modify, and the parties do hereby adopt and confirm,
                           the provisions of Section 318(c) of the Trust
                           Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN                    THIS SUPPLEMENTAL INDENTURE MAY BE
COUNTERPARTS.              SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                           COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE
                           DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL
                           TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.                    IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                           AND J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE DETROIT EDISON COMPANY,

By: ____________________________

Name:  D. R. Murphy

Title:    Assistant Treasurer

EXECUTION.      Attest:

________________________________
Susan E. Riske

Title: Assistant Corporate Secretary

Signed, sealed and delivered by
THE DETROIT EDISON COMPANY,

in the presence of

________________________________

Name:  K. Hier

________________________________

Name:   M. Hatsios

STATE OF MICHIGAN
SS.:

COUNTY OF WAYNE

Acknowledgement            On this 30th day of March 2004, before me, the
of Execution by            subscriber, a Notary Public within and for the County
Company                    of Wayne, in the State of Michigan, personally
                           appeared D. R. Murphy, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON
                           COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said D. R. Murphy acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)
                                          ______________________
                                          ______________________ Notary
                                          ______________________
                                          My Commission Expires

J.P. MORGAN TRUST COMPANY, NATIONAL
ASSOCIATION,

(Corporate Seal)           By: ____________________________
                               Name:
                               Title:

Attest:

Name: __________________________

Title: _________________________

Signed, sealed and delivered by

J.P. MORGAN TRUST COMPANY, NATIONAL
ASSOCIATION,
in the presence of

________________________________
Name:

________________________________
Name:

                                STATE OF Michigan
                                SS:
                                County of Wayne

Acknowledgment             On this _____ day of March 2004, before me, the
of Execution by            subscriber, a Notary Public within and for the County
Trustee.                   of Wayne, in the State of Michigan, personally
                           appeared ________________, to me personally known, who, being by me duly sworn, did say that his business office is located at , and he is Vice
                           President of J.P. MORGAN TRUST COMPANY, NATIONAL
                           ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said ________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)
                       _____________________________________________

                       Notary Public, State of Michigan
                       No.
                       County of Wayne
                       Commission Expires  _____________

                                STATE OF MICHIGAN
                                SS:
                                COUNTY OF WAYNE.

Affidavit as               D. R. Murphy being duly sworn, says: that he is the
to Consideration           Assistant Treasurer of THE DETROIT EDISON COMPANY,
and Good Faith.            the Mortgagor named in the foregoing instrument, and
                           that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                ____________________________________

                                Name: D. R. Murphy, Assistant
Treasurer
                                          The Detroit Edison Company

         Sworn to before me this 30th day of March 2004

           __________________________________________________

           _____________________, Notary

           _____________________
           My Commission Expires:_______
           (Notarial Seal)

                         This instrument was drafted by
                            Frances B. Rohlman, Esq.,

                             When recorded return to
                            Frances B. Rohlman, Esq.;
                                2000 2nd Avenue,
                             Detroit, Michigan 48226